16. GOING CONCERN	12 Months Ended
Dec. 31, 2017
Going Concern
16. GOING CONCERN

NOTE 16: GOING CONCERN

As reflected in the accompanying consolidated financial statements, as of December 31, 2017, the Company has a loss from continuing operations of $14,439,105, a working capital deficit of $16,615,362, cash used in operations of $6,299 and an accumulated deficit of $24,038,667. During 2017, charter rates for bulkers continued at relatively low rates. In addition, during fiscal year 2017 and up to the date of this annual report, the Company was in default certain periods of the minimum liquidity covenant within the agreement with Conquistador Shipping Corporation as described in Note 7. As of the date of this annual report, the Company is no longer in default of the minimum liquidity covenant, however, Conquistador Shipping Corporation reserves its rights and remedies with respect to such default as provided in the agreement. All the above raises substantial doubt about the Company’s ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The ability of the Company to continue as a going concern is dependent on the management’s ability to raise additional capital. The Company is currently in the process of attempting to secure additional capital and implementing its business plan, while also exploring various strategic alternatives, which could contribute to the growth of the future revenues and the reduction of the Company’s future operating expenses through efficiencies. Management believes that actions presently being taken provide the opportunity for the Company to continue as a going concern. Nevertheless, it cannot provide any assurance that operating results will generate positive cash flow to meet its needs.